Exhibit 99.1

Cipher Mining Provides First Quarter 2022 Business Update

Began Bitcoin Mining in February 2022

Reaching Significant Milestones for Build Out Plan

NEW YORK—May 10, 2022—Cipher Mining Inc. (NASDAQ: CIFR) ("Cipher" or the "Company"), a U.S.-based Bitcoin mining company, today announced results for its first quarter ending March 31, 2022, along with an update on its operations and deployment strategy.

“Our first quarter was marked by significant milestones, including the start of rig installation and mining of our first bitcoins,” said Tyler Page, CEO of Cipher. "I am pleased to say we are meeting our goals, and we are scaling quickly as we continue to build Cipher into a leading U.S.-based Bitcoin mining enterprise."

Operations Updates

●
Began Bitcoin mining in February at its first data center at Alborz.
●
First 0.3 EH/s (2,949 mining rigs) installed at Alborz facility.
●
400 PH/s added to 2022 delivery forecast, bringing new Cipher hashrate forecast to 7.5 EH/s of equipment scheduled for delivery in 2022, with a highly efficient machine fleet averaging 32.1 J/TH.
●
Four sites in development with an expected 275 MW of power availability by the end of 2022.
●
Cipher’s weighted average power price is 2.73 c/kWh and anticipated weighted average cost for mining rigs is expected to be $45.01 per TH/s.
●
Closed $46.9 million debt financing for Alborz from BlockFi Lending LLC on May 2, 2022.

Business Update Call and Webcast

Cipher will host a conference call and webcast today at 8:00 a.m. Eastern Time to discuss the first quarter results for 2022 and management’s outlook for future financial and operational performance. The live webcast and a webcast replay of the conference call can be accessed from the investor relations page of Cipher's website at https://investors.ciphermining.com. To access this conference call, dial (844) 689-1757 or (929) 517-0940 and use the conference ID 2635904.

About Cipher

Cipher is an industrial-scale Bitcoin mining company dedicated to expanding and strengthening the Bitcoin network's critical infrastructure. Cipher aims to leverage its best-in-class technology, market-leading power purchase arrangements, and a seasoned, dedicated senior management team to become a market leader in Bitcoin mining. To learn more about Cipher, please visit https://www.ciphermining.com/.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws of the U.S. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release or during the business update conference call that are not statements of historical fact, including statements about our beliefs and expectations regarding our performance, strategy, expansion plans, future operations, future operating results, projected costs, prospects, plans, and objectives of our management, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "forecast," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: volatility in the price of Cipher's securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, variations in performance across competitors, changes in laws and regulations affecting Cipher's business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 4, 2022 and in Cipher's subsequent filings with the SEC including Cipher’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 10, 2022. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:

Investor Contact:

Lori Barker

Blueshirt Group Investor Relations

cipher@blueshirtgroup.com

Media Contact:

Ryan Dicovitsky / Kendal Till

Dukas Linden Public Relations

CipherMining@DLPR.com

CIPHER MINING INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands except for share and per share amounts)

(unaudited)

	March 31, 2022	December 31, 2021
	(unaudited)
ASSETS
Current assets
Cash and cash equivalents	$99,495	$209,841
Prepaid expenses	11,400	13,819
Cryptocurrencies	191	-
Total current assets	111,086	223,660

Deposits on equipment	207,164	114,857
Property and equipment, net	15,178	5,124
Security deposits	11,362	10,352
Investment in equity investee	7,373	-
Right-of-use asset	5,718	-
Deferred investment costs	-	174
Total assets	$357,881	$354,167

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$1,991	$242
Accounts payable, related party	3,863	-
Operating lease liability, current portion	557	-
Accrued expenses	3,611	257
Total current liabilities	10,022	499

Operating lease liability, net of current portion	5,276	-
Warrant liability	89	137
Total liabilities	15,387	636

Commitments and contingencies (Note 11)

Stockholders’ equity
Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of March 31, 2022 and December 31, 2021	-	-
Common stock, $0.001 par value, 500,000,000 shares authorized, 253,685,763 and 252,131,679 shares issued as of March 31, 2022 and December 31, 2021, respectively, and 250,174,273 and 249,279,420 shares outstanding as of March 31, 2022 and December 31, 2021, respectively	254	252
Additional paid-in capital	431,899	425,438
Treasury stock, at par, 3,511,490 and 2,852,259 shares at March 31, 2022 and December 31, 2021, respectively	(4)	(3)
Accumulated deficit	(89,655)	(72,156)
Total stockholders’ equity	342,494	353,531
Total liabilities and stockholders’ equity	$357,881	$354,167

CIPHER MINING INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands except for share and per share amounts)

(unaudited)

	Three Months Ended March 31, 2022	Two Months Ended March 31, 2021
Costs and expenses
General and administrative	$17,390	$113
Depreciation	7	-
Impairment of cryptocurrencies	4	-
Total costs and expenses	17,401	113
Operating loss	(17,401)	(113)
Other income
Interest income	7	-
Change in fair value of warrant liability	48	-
Equity in loss of equity investment	(153)	-
Total other income	(98)	-
Net loss	$(17,499)	$(113)
Basic and diluted net loss per share	$(0.07)	$-
Basic and diluted weighted average number of shares outstanding	250,174,255	200,000,000

CIPHER MINING INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended March 31, 2022	Two Months Ended March 31, 2021
Cash flows from operating activities
Net loss	$(17,499)	$(113)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	7	-
Amortization of right-of-use assets	140	-
Change in fair value of warrant liability	(48)	-
Share-based compensation	9,514	-
Equity in earnings (loss) of equity investment	153	-
Impairment of cryptocurrencies	4	-
Changes in assets and liabilities:
Prepaid expenses	2,288	-
Security deposits	(1,010)	-
Accounts payable	120	67
Accounts payable, related party	-	2
Accrued expenses	2,904	(1)
Lease liability	106	-
Net cash used in operating activities	(3,321)	(45)
Cash flows from investing activities
Deposits on equipment	(96,914)	-
Purchases of property and equipment	(7,059)	-
Net cash used in investing activities	(103,973)	-
Cash flows from financing activities
Proceeds from borrowings on related party loan	-	100
Repurchase of common shares to pay employee withholding taxes	(3,052)	-
Net cash (used in) provided by financing activities	(3,052)	100
Net (decrease) increase in cash and cash equivalents	(110,346)	55
Cash and cash equivalents, beginning of the period	209,841	-
Cash and cash equivalents, end of the period	$99,495	$55

Supplemental disclosure of cash flow information
Cash paid for interest	$-	$-
Cash paid for income taxes, net	$-	$-
Supplemental disclosure of noncash investing and financing activities
Equity method investment acquired for non-cash consideration	$7,118	$-
Right-of-use asset obtained in exchange for operating lease liability	$5,859	$-
Deposits on equipment in accounts payable, related party	$2,506	$-
Property and equipment purchases in accounts payable	$1,624	$3
Property and equipment purchases in accounts payable, related party	$1,357	$-
Investment in equity investee in accrued expenses	$428	$-
Cryptocurrencies received from equity method investment	$195	$-
Reclassification of deferred investment costs to equity method investment	$174	$-
Property and equipment purchases in accrued expenses	$22	$-
Deposits on equipment in accounts payable	$5	$-
Deferred offering costs included in accrued expenses	$-	$1,525
Deferred offering costs included in accounts payable	$-	$98
Deferred investment costs included in accrued expenses	$-	$97

Non-GAAP Financial Measures

The following is a reconciliation of our non-GAAP loss from operations, which excludes the impact of (i) depreciation of fixed assets and (ii) stock compensation expense, to its most directly comparable GAAP measure for the periods indicated:

	Three Months Ended March 31, 2022	Two Months Ended March 31, 2021
Reconciliation of non-GAAP loss from operations:
Operating loss	$(17,401)	$(113)
Depreciation	7	-
Impairment of cryptocurrencies	4	-
Stock compensation expense	9,514	-
Non-GAAP loss from operations	$(7,876)	$(113)

The following are reconciliations of our non-GAAP net loss and non-GAAP basic and diluted net loss per share, in each case excluding the impact of (i) depreciation of fixed assets (ii) change in fair value of warrant liability and (iii) stock compensation expense, to the most directly comparable GAAP measures for the periods indicated:

	Three Months Ended March 31, 2022	Two Months Ended March 31, 2021
Reconciliation of non-GAAP net loss:
Net loss	$(17,499)	$(113)
Non-cash adjustments to net loss
Depreciation	7	-
Change in fair value of warrant liability	48	-
Impairment of cryptocurrencies	4	-
Stock compensation expense	9,514	-
Total non-cash adjustments to net loss	9,573	-
Non-GAAP net loss	$(7,926)	$(113)

Reconciliation of non-GAAP basic and diluted net loss per share:
Basic and diluted net loss per share	$(0.07)	$-
Depreciation of fixed assets (per share)	-	-
Change in fair value of warrant liability (per share)	-	-
Impairment of cryptocurrencies (per share)	-	-
Stock compensation expense (per share)	0.04	-
Non-GAAP basic and diluted net loss per share	$(0.03)	$-

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